Exhibit 10.2

Execution Version

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of June 18, 2014, is entered into by and among Memorial Resource Development Corp., a Delaware corporation (the “Company”), MRD Holdco LLC, a Delaware limited liability company (“MRD Holdco”), and each of the other parties identified on the signature pages hereto (subject to Section 5.2 hereof, collectively, the “WHR Stockholders” and individually, each a “WHR Stockholder”).

RECITALS

WHEREAS, the WHR Stockholders have entered into that certain Contribution Agreement dated as of the date hereof (the “WHR Contribution Agreement”) with the Company, pursuant to which each WHR Stockholder or its affiliate has contributed to the Company his or her WHR Interests (as defined in the WHR Contribution Agreement) and, in consideration therefor, has received (among other things) the number of shares of Common Stock (defined below) set forth opposite such WHR Stockholder’s name on Schedule A hereto; and

WHEREAS, as a condition precedent to the execution, delivery and performance of the WHR Contribution Agreement, MRD Holdco, the Company and the WHR Stockholders have entered into this Agreement to set forth certain understandings among themselves, including with respect to certain voting matters regarding the Common Stock owned by the WHR Stockholders.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a specified Person is a Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Person specified.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings. For the avoidance of doubt, for purposes of this Agreement each WHR Stockholder is deemed to Beneficially Own the shares of Common Stock owned by it, notwithstanding the fact that such shares are subject to this Agreement.

“Board” means the Board of Directors of the Company.

“Board Observer” has the meaning set forth in Section 4.1 of this Agreement.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the preamble to this Agreement.

“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to (a) direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise or (b) vote 10% or more of the securities having ordinary voting power for the election of directors of a Person.

“Fund” or “Funds” means Natural Gas Partners VIII, L.P., Natural Gas Partners IX, L.P., NGP IX Offshore Holdings, L.P. and any other fund, now or in the future, under common control with, or managed by the same management company (or its successor) as, any of the foregoing.

“MRD Funds Group” means (i) MRD Holdco, the Funds and their respective Affiliates and (ii) any Person for whom MRD Holdco has the power to direct the voting of such Person’s voting securities of the Company.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

“Proceeding” has the meaning set forth in Section 6.7 of this Agreement.

“Registration Rights Agreement” means that certain Registration Rights Agreement dated as of the date hereof among the Company, MRD Holdco, Jay Graham and Anthony Bahr.

“Selected Courts” has the meaning set forth in Section 6.7 of this Agreement.

“Services Agreement” means that certain Services Agreement dated as of the date hereof among the Company, WildHorse Resources, LLC and WildHorse Resources Management Company, LLC.

“Spouse” has the meaning set forth in Section 6.10 of this Agreement.

“WHR Stockholder” and “WHR Stockholders” each have the meaning set forth in the preamble to this Agreement.

Section 1.2 Rules of Construction. Unless the context otherwise requires:

(a) References in the singular or to “him,” “her,” “it,” “itself” or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be;

(b) References to Articles and Sections shall refer to articles and sections of this Agreement, unless otherwise specified;

(c) The headings in this Agreement are for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof;

(d) This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted; and

(e) The terms “include”, “including” and “includes” shall be deemed to be immediately followed by the phrase “without limitation”.

ARTICLE 2

VOTING MATTERS

Section 2.1 Voting.

(a) Voting. During the term of this Agreement, at every meeting of the holders of Common Stock that is called for any reason, and at every adjournment or postponement thereof, and on every action or approval by written consent of holders of Common Stock with respect to any matter, each WHR Stockholder shall vote its shares of Common Stock (or, if applicable, act by written consent) as directed by MRD Holdco.

(b) Special Meetings. During the term of this Agreement, should MRD Holdco wish to request a special meeting of the holders of Common Stock, at MRD Holdco’s direction each WHR Stockholder shall participate in such request with MRD Holdco.

(c) Irrevocable Proxy. During the term of this Agreement, each WHR Stockholder hereby appoints MRD Holdco and any designee of MRD Holdco, and each of them individually, as such WHR Stockholder’s proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or, if applicable, act by written consent with respect to such WHR Stockholder’s shares of Common Stock in accordance with Section 2.1(a). This proxy and power of attorney is given to secure the performance of the duties of each WHR Stockholder under this Agreement. Each WHR Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each WHR Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such WHR Stockholder with respect to its shares of Common Stock. The power of attorney granted by each WHR Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such WHR Stockholder. The proxy and power of attorney granted by any WHR Stockholder hereunder shall terminate automatically upon the termination of this Agreement with respect to such WHR Stockholder without any action on the part of any party to this Agreement.

(d) Adjustments upon Acquisitions, Share Issuances, Changes in Capitalization. In the event of (i) any change in Common Stock or in the number of outstanding shares of Common Stock by reason of a stock dividend, subdivision, reclassification, recapitalization, split, combination, merger, exchange of shares or other similar event or transaction or any other change in the corporate or capital structure of the Company (including the declaration or payment of an extraordinary dividend of cash, securities or other property), and consequently the number of shares of Common Stock changes or is otherwise adjusted, or (ii) any other acquisition by any WHR Stockholder of Beneficial Ownership of any additional shares of Common Stock, in either case, this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other securities or rights of the Company issued to or acquired by any of the WHR Stockholders.

Section 2.2 Designees.

(a) The Company, MRD Holdco and the WHR Stockholders shall take all necessary corporate action, to the fullest extent permitted by applicable law (including with respect to any applicable fiduciary duties under Delaware law), to cause the Board to include members designated as follows:

(i) With respect to director nominees designated by MRD Holdco (“MRD Holdco Directors”) after the MRD Funds Group no longer owns a majority of the outstanding shares of Common Stock, (A) if the MRD Funds Group Beneficially Owns at least 35% of the outstanding shares of Common Stock, three nominees shall be designated by MRD Holdco, (B) if the MRD Funds Group Beneficially Owns less than 35% but at least 15% of the outstanding shares of Common Stock, two nominees shall be designated by MRD Holdco, (C) if the MRD Funds Group Beneficially Owns less than 15% but at least 5% of the outstanding shares of Common Stock, one nominee shall be designated by MRD Holdco, and (D) if the MRD Funds Group Beneficially Owns less than 5% of the outstanding shares of Common Stock, MRD Holdco shall not be entitled to designate a nominee. If, at any given time, directors are allocated among separate classes, the MRD Holdco Directors shall be in different classes.

(b) So long as the MRD Funds Group collectively Beneficially Owns 15% or more of the outstanding shares of Common Stock, the Board shall include at least one MRD Holdco Director on each committee of the Board as designated by MRD Holdco (subject to any independence requirement imposed by law or by the rules of any national securities exchange on which the Common Stock may be listed or traded).

(c) The Company agrees, to the fullest extent permitted by applicable law (including with respect to any applicable fiduciary duties under Delaware law), to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors the persons designated pursuant to Section 2.2(a) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual as a MRD Holdco Director pursuant to this Agreement.

Section 2.3 Restrictions on Other Agreements. No WHR Stockholder shall, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to its shares of Common Stock other than this Agreement or any other agreements entered into with MRD Holdco or its successors and assigns (whether or not such proxy, voting trust, agreement or arrangements are with other WHR Stockholders or holders of shares of Common Stock that are not parties to this Agreement or otherwise).

ARTICLE 3

TRANSFER RESTRICTIONS

Section 3.1 Transfer Restrictions. No WHR Stockholder shall sell, transfer, assign, pledge or otherwise dispose of or encumber (whether with or without consideration and whether voluntarily or involuntarily or by operation of law or otherwise) any interest in its shares of Common Stock, whether now owned or hereafter acquired, until the Services Agreement has terminated; provided, however, that (i) except as required by Company policy or applicable law, any WHR Stockholder (other than Anthony Bahr or Jay Graham) may sell, transfer, assign, pledge or otherwise dispose of or encumber (whether with or without consideration and whether voluntarily or involuntarily or by operation of law or otherwise) any interest in its shares of Common Stock after the Lock-Up Period (as defined in the Registration Rights Agreement) has expired and (ii) the foregoing restrictions shall not prohibit the WHR Stockholders from exercising “piggyback” registration rights pursuant to the Registration Rights Agreement. Any attempted sale, assignment, pledge or other disposition or encumbrance of such Common Stock or any interest therein in violation of this Section 3.1 shall be null and void. The Company shall not, and shall not permit any transfer agent or registrar for any shares of Common Stock to, reflect any purported sale, transfer, assignment, pledge or other disposition or encumbrance of shares of Common Stock in violation of this Section 3.1 upon the books of the Company.

ARTICLE 4

GOVERNANCE MATTERS

Section 4.1 Board Observers.

(a) From the date hereof until the termination date of the Services Agreement, the WHR Stockholders shall have the right to appoint two individuals to attend all meetings of the Board in a non-voting, observer capacity (the “Board Observers”). Such individuals shall be Anthony Bahr and Jay Graham. The Board Observers shall be entitled to (i) be given notice by the Company of any meeting of the Board at substantially the same time as the members of the Board, (ii) be present at all meetings of the Board and (iii) subject to Section 4.1(b), receive copies of any reports, minutes or other documents distributed to the Board at substantially the same time such materials are given to the members of the Board. The Board Observers shall have the right to be present and take notes during meetings of the Board; provided, however, that the Board Observers shall have no right to vote at such meetings. Prior to such appointment, each Board Observer shall cooperate in good faith with the Company to enter into a reasonable and customary confidentiality agreement with respect to confidential materials received by such Board Observer in his capacity as such.

(b) Notwithstanding anything to the contrary in this Agreement, (i) the Company shall be entitled to withhold any information and exclude the Board Observers from any meeting, or any portion thereof, (A) that is an executive session of the Board; (B) as is reasonably determined by the Company (upon the advice of counsel) to be necessary to protect the Company’s attorney-client privilege; or (C) that relates to matters as to which the Company reasonably determines as to which any Board Observer or any WHR Stockholder or any of their respective Affiliates have or may have a conflict of interest, including discussions relating to any agreement between the Company and any WHR Stockholder or any of their respective Affiliates, (ii) the Board Observers shall agree to abide by the terms of the Company’s insider trading policy as if such Board Observer were a member of the Board and (iii) the Board Observers shall not request meetings with Company management relating to any meeting or any information provided to the Board Observers in connection with any meeting. The Company shall make reasonable efforts to notify the Board Observers in advance if it anticipates a Board Observer will be excluded from a material portion of a Board meeting.

(c) From the date hereof until the termination date of this Agreement as to all WHR Stockholders, Section 3.14 of the Amended and Restated By-laws of the Company relating to Board Observer rights shall not be amended, waived or otherwise modified without the consent of the WHR Stockholders owning at least a majority of the shares of Common Stock collectively owned by the WHR Stockholders.

ARTICLE 5

EFFECTIVENESS AND TERMINATION

Section 5.1 Effectiveness. This Agreement is immediately effective on the date hereof.

Section 5.2 Termination. This Agreement shall terminate (a) as to the WHR Stockholders as a group on the first date on which the MRD Funds Group and the WHR Stockholders collectively Beneficially Own less than 50% of the outstanding shares of Common Stock and (b) as to any individual WHR Stockholder, at such time as such WHR Stockholder no longer Beneficially Owns any shares of Common Stock. Notwithstanding any termination of this Agreement as to any WHR Stockholder or as to the WHR Stockholders as a group, this Agreement shall remain in force and effect with respect to MRD Holdco and the Company until such time as the MRD Funds Group collectively Beneficially Owns less than 5% of the outstanding shares of Common Stock.

ARTICLE 6

MISCELLANEOUS

Section 6.1 Notices. All notices, requests, consents and other communications hereunder to any party shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or mailed by registered or certified mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been given hereunder when personally delivered, one calendar day after deposit with a nationally recognized overnight courier and five calendar days after deposit in U.S. mail.

(a) if to the Company, to:

Memorial Resource Development Corp.

1301 McKinney Street, Suite 2100

Houston, Texas 77010

Fax: (713) 588-8301

Attention: General Counsel

(b) if to MRD Holdco, to:

MRD Holdco LLC

1301 McKinney Street, Suite 2100

Houston, Texas 77010

Fax: (713) 588-8301

Attention: General Counsel

(c) if to a WHR Stockholder, to the address set forth by such name on Schedule A with, in each case, a copy to:

Natural Gas Partners

5221 N. O’Connor Blvd., Suite 1100

Irving, Texas 75039

Attention: Jesse Bomer

Section 6.2 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.4 Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

Section 6.5 Further Assurances. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.6 Governing Law; Equitable Remedies. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.7 Consent To Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement, each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to MRD Holdco or the WHR Stockholders at their respective addresses referred to in Section 6.1 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART

UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT AND TO HAVE ALL MATTERS RELATING TO THIS AGREEMENT BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 6.8 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by (A) the Company, (B) MRD Holdco, (C) Jay Graham and (D) Anthony Bahr, and (ii) in the case of a waiver, (A) if such waiver is to be effective against the Company, by the Company, (B) if such waiver is to be effective against MRD Holdco, by MRD Holdco, and (C) if such waiver is to be effective against a WHR Stockholder, by such WHR Stockholder.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.9 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that MRD Holdco may assign any of its respective rights hereunder to any of its Affiliates. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 6.10 Spouses. Each reference herein to the shares owned by a WHR Stockholder includes the community property interest of such WHR Stockholder’s spouse (if any) (each, a “Spouse”) in such shares. Each Spouse is fully aware of, understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any community property interest such Spouse may now or hereafter own. Each Spouse agrees that the termination of his or her marital relationship with a WHR Stockholder for any reason shall not have the effect of removing any shares of Common Stock otherwise subject to this Agreement from its coverage. Each Spouse’s awareness, understanding, consent and agreement are evidenced by the execution of this Agreement by such Spouse. In addition, each Spouse hereby acknowledges that MRD Holdco and the parties may desire to amend this Agreement from time to time, and such Spouse hereby appoints his or her Spouse as his or her true and lawful proxy and attorney, with full power of substitution to enter into any such amendment to this Agreement. Such proxy is irrevocable and will survive the death, incompetency, and disability of such Spouse, provided that upon termination of this Agreement, the above authorized proxy shall become null and void.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

MEMORIAL RESOURCE DEVELOPMENT CORP.

/s/ John A. Weinzierl
Name:	John A. Weinzierl
Title:	Chief Executive Officer

MRD HOLDCO LLC

/s/ John A. Weinzierl
Name:	John A. Weinzierl
Title:	Chief Executive Officer

Signature Page to Voting Agreement

WHR INCENTIVE LLC

/s/ Anthony Bahr
Name:	Anthony Bahr
Title:	Co-CEO

Signature Page to Voting Agreement

JAY GRAHAM,
in his individual capacity

/s/ Jay Graham

Spousal Joinder:

I, April L. Graham, the spouse of Jay Graham, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ April L. Graham
in her individual capacity

Signature Page to Voting Agreement

ANTHONY BAHR,
in his individual capacity

/s/ Anthony Bahr

Spousal Joinder:

I, Gina Bahr, the spouse of Anthony Bahr, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Gina Bahr
in her individual capacity

Signature Page to Voting Agreement

TERENCE LYNCH,
in his individual capacity

/s/ Terence Lynch

Spousal Joinder:

I, Marie Lynch, the spouse of Terence Lynch, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Marie Lynch
in her individual capacity

Signature Page to Voting Agreement

PAUL ESCHETE,
in his individual capacity

/s/ Paul Eschete

Spousal Joinder:

I, N/A, the spouse of Paul Eschete, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

N/A
in her individual capacity

Signature Page to Voting Agreement

JOSEPH WYSZYNSKI,
in his individual capacity

/s/ Jospeh Wyszynski

Spousal Joinder:

I, Gina Wyszynski, the spouse of Joseph Wyszynski, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Gina Wyszynski
in her individual capacity

Signature Page to Voting Agreement

GARY SMITH,
in his individual capacity

/s/ Gary Smith

Spousal Joinder:

I, Janet M. Smith, the spouse of Gary Smith, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Janet M. Smith
in her individual capacity

Signature Page to Voting Agreement

STEVE HABACHY,
in his individual capacity

/s/ Steve Habachy

Spousal Joinder:

I, Vanessa Habachy, the spouse of Steve Habachy, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Vanessa Habachy
in her individual capacity

Signature Page to Voting Agreement

STEVEN ECKERMAN,
in his individual capacity

/s/ Steven Eckerman

Spousal Joinder:

I, Gina Eckerman, the spouse of Steven Eckerman, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Gina Eckerman
in her individual capacity

Signature Page to Voting Agreement

HEATH SUMROW,
in his individual capacity

/s/ Heath Sumrow

Spousal Joinder:

I, Lee Anne Sumrow, the spouse of Heath Sumrow, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Lee Anne Sumrow
in her individual capacity

Signature Page to Voting Agreement

WILLIAM HEBERT,
in his individual capacity

/s/ William Hebert

Spousal Joinder:

I, Elizabeth Hebert, the spouse of William Hebert, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Elizabeth Hebert
in her individual capacity

Signature Page to Voting Agreement

LUIS MIER,
in his individual capacity

/s/ Luis Mier

Spousal Joinder:

I, Jennifer Chalbonneau, the spouse of Luis Mier, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Jennifer Chalbonneau
in her individual capacity

Signature Page to Voting Agreement

MARCUS SPILLSON,
in his individual capacity

/s/ Marcus Spillson

Spousal Joinder:

I, Christine Spillson, the spouse of Marcus Spillson, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Christine Spillson
in her individual capacity

Signature Page to Voting Agreement

MICHAEL MUNSEY,
in his individual capacity

/s/ Michael Munsey

Spousal Joinder:

I, Bobbie Anne Munsey, the spouse of Michael Munsey, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Bobbie Anne Munsey
in her individual capacity

Signature Page to Voting Agreement

JOHN NABORS,
in his individual capacity

/s/ John Nabors

Spousal Joinder:

I, Katie Nabors, the spouse of John Nabors, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Katie Nabors
in her individual capacity

Signature Page to Voting Agreement

TYLER FENLEY,
in his individual capacity

/s/ Tyler Fenley

Spousal Joinder:

I, Heather Fenley, the spouse of Tyler Fenley, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Heather Fenley
in her individual capacity

Signature Page to Voting Agreement

HERBERT COLE,
in his individual capacity

/s/ Herbert Cole

Spousal Joinder:

I, Marion V. Cole, the spouse of Herbert Cole, do hereby acknowledge and represent that I hereby consent to all the terms and provisions of this Agreement and agree to be bound thereby.

/s/ Marion V. Cole
in her individual capacity

Signature Page to Voting Agreement

SCHEDULE A

WHR STOCKHOLDERS

Name of Stockholder	Number of Shares Common Stock Beneficially Owned	Address for Notices
Jay Graham*	14,512,953	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Jay Graham

Anthony Bahr*	14,512,953	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Anthony Bahr

WHR Incentive LLC	580,000	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Anthony Bahr, Jay Graham

Terence Lynch	1,054,843	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Terence Lynch

Paul Eschete	2,752,635	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Paul Eschete

Joseph Wyszynski	1,772,136	1614 Prairie Mark Houston, TX 77077

Gary Smith	1,084,971	5907 Laguna Falls Ct Houston, TX 77041

Steve Habachy	1,770,620	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Steve Habachy

Schedule A

Name of Stockholder	Number of Shares Common Stock Beneficially Owned	Address for Notices
Steven Eckerman	1,740,491	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Steven Eckerman

Heath Sumrow	843,875	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Heath Sumrow

William Hebert	506,325	10889 LA Hwy 699 Maurice, LA 70555

Luis Mier	42,194	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Luis Mier

Marcus Spillson	126,581	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Marcus Spillson

Michael Munsey	316,453	59 S. Bristol Oak Circle Spring, TX 77382

John Nabors	316,453	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: John Nabors

Schedule A

Name of Stockholder	Number of Shares Common Stock Beneficially Owned	Address for Notices
Tyler Fenley	274,259	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Tyler Fenley

Herbert Cole	126,581	c/o WildHorse Resources II, LLC 9805 Katy Freeway, Suite 400 Houston, TX 77024 Fax: (713) 568-4911 Attn: Herbert Cole

*	580,000 Shares that would otherwise have been collectively issued to Messrs. Graham and Bahr are, as instructed by Messrs. Graham and Bahr, to be issued to WHR Incentive LLC, a Delaware limited liability company jointly owned and controlled by Messrs. Graham and Bahr. The Shares listed on the chart above for Messrs. Graham and Bahr do not include the Shares issued to WHR Incentive LLC.

Schedule A